Portions of this Exhibit 10.13d have been omitted based upon a request for confidential treatment. This Exhibit 10.13d, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

Exhibit 10.13d

AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 3 to FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 18, 2014, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, as a Purchaser, CHARIOT FUNDING LLC, as a Purchaser, DEUTSCHE BANK AG, NEW YORK BRANCH, as a Purchaser and as Purchaser Agent for itself, BMO HARRIS BANK, N.A., as a Purchaser and as Purchaser Agent for itself, FIFTH THIRD BANK, as a Purchaser and as Purchaser Agent for itself, JPMORGAN CHASE BANK, N.A., as a Purchaser Agent for Chariot Funding LLC, and BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as the initial agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of June 21, 2013 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth, including, without limitation, to add Chariot Funding LLC as a Purchaser and to add JPMorgan Chase Bank, N.A. as a Purchaser Agent for Chariot Funding LLC.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is amended as follows:
2.1    Section 6.1 of the Agreement is hereby amended in its entirety to read as follows:
Section 6.1. Amendments, Etc. No waiver of any provision of this Agreement or consent to any departure by the Seller or Servicer therefrom shall be effective unless in writing signed by the Majority Purchasers. No amendment of any provisions of this Agreement shall be effective unless in writing signed by each Purchaser Agent, the Agent, the Seller and the Servicer; provided, further, that other than an amendment to extend the scheduled Termination Date, no amendment shall be effective unless (i) each Purchaser (or the applicable Purchaser Agent on its behalf) shall have received written confirmation by any Rating Agency rating the Agreement that such amendment shall not cause their rating to be downgraded or withdrawn, and (ii) each Note Issuer that is a Purchaser (or the applicable Purchaser Agent on its behalf), if required, shall have received written confirmation by the Rating Agencies that such amendment shall not cause the rating on the then outstanding Notes of such Note Issuer to be downgraded or withdrawn. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent, any Purchaser, or any Purchaser Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
2.2    The following definitions are added to Exhibit I to the Agreement as alphabetically appropriate:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller Parties or their respective Subsidiaries from time to time concerning or related to bribery or corruption.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.
“Seller Parties” means the Seller, the Originator and the Servicer.
“Subsidiary” means, with respect to any Person, a corporation, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.
2.3    Clauses (i) and (ii) of the definition of “Discount” in Exhibit I to the Agreement are amended in their entirety to read as follows:
(i)    for the portion of Investment of its Participation for any Yield Period to the extent such Purchaser will be funding such portion of the Investment through the issuance of Notes and such Purchaser has elected by notice to the Servicer to charge its cost of funds,

CPR x I x ED + TF
360
(ii)    for the portion of Investment of its Participation for any Yield Period to the extent such Purchaser will not be funding such portion of the Investment at the rate specified in clause (i),

ED
BR x I x 360 + TF
2.4    The definition of “Eurodollar Rate” in Exhibit I to the Agreement is hereby amended in its entirety to read as follows:
“Eurodollar Rate” means, with respect to any day, the interest rate per annum determined by the applicable Purchaser Agent (which determination shall be conclusive absent manifest error) by dividing (the resulting quotient rounded upwards, if necessary, to the fourth decimal place) (i) the three (3)-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates or prices comparable to such rates (as determined by the applicable Purchaser Agent from time to time in accordance with such Purchaser Agent’s customary practices), as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or, if not so reported, then as determined by such Purchaser Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes, by (ii) a number equal to 1.00 minus the Eurodollar Reserve Percentage. The Eurodollar Rate determined for any day may also be expressed by the following formula:
applicable quoted Eurodollar Rate

Eurodollar Rate =	(pursuant to clause (i) above) for such day
1.00-Eurodollar Reserve Percentage
As used in this definition, “Eurodollar Reserve Percentage” means, for any Yield Period, the maximum reserve percentage (expressed as a decimal, rounded upwards, if necessary, to the fourth decimal place) in effect on the date the Eurodollar Rate for such Yield Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to “Eurocurrency” funding (currently referred to as “Eurocurrency liabilities”) having a term comparable to such Yield Period.
2.5    The definition of “KAR Financial Covenant Event” in Exhibit I to the Agreement is hereby amended in its entirety to read as follows:
“KAR Financial Covenant Event” means any breach of the KAR Financial Covenant.
2.6    The definition of “LIBOR” is deleted from Exhibit I to the Agreement.
2.7    The definition of “Maximum Amount” in Exhibit I to the Agreement is hereby amended in its entirety to read as follows:
“Maximum Amount” means the lesser of (i) $950,000,000 or (ii) the sum of the Maximum Commitments of all Purchasers.
2.8    A new clause (A)(y) is added to Exhibit III of the Agreement as follows:

During the preceding 12 calendar months, the aggregate principal balance of receivables in the Seller’s receivables portfolio that do not represent either (A) part or all of the sales price of merchandise (including automobiles, light duty trucks or Specialty Vehicles) or services or (B) loans to manufacturers, wholesalers, and retailers of, and to prospective purchasers of, specified merchandise, insurance or services (including loans to finance the purchase of an automobile, light duty truck or Specialty Vehicle) was less than [*] of the aggregate principal balance of receivables held by the Seller.
2.9    A new clause (A) (y) is hereby added to Exhibit III to the Agreement as follows:
(y)    The Seller (or the Servicer on its behalf) has implemented and maintains in effect policies and procedures designed to ensure compliance by the Seller and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Seller and its officers and employees and, to the knowledge of the Seller, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Neither (a) the Seller or, to the knowledge of the Seller, any of its directors, officers or employees, nor (b) to the knowledge of the Seller, any agent of the Seller that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person. No purchase of a Participation, use of proceeds thereof or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
2.10    A new clause (B)(n) is hereby added to Exhibit III to the Agreement as follows:
(n)    The Servicer has implemented and maintains in effect policies and procedures designed to ensure compliance by the Seller Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each of the Seller Parties, their respective Subsidiaries and their respective officers and employees and, to the knowledge of such Seller Party, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Seller Parties, any Subsidiary or, to the knowledge of the applicable Seller Party, any of their respective directors, officers or employees, or (b) to the knowledge of the applicable Seller Party, any agent of such Seller Party or any Subsidiary that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person. No purchase of a Participation, use of proceeds therof or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
2.11    A new clause (v) is hereby added to Exhibit IV to the Agreement as follows:
(v)    The Servicer shall maintain in effect and enforce policies and procedures designed to ensure compliance by the Seller Parties and each of their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Servicer covenants and agrees not to use, and shall procure that none of the Seller Parties, their Subsidiaries or their respective directors, officers, employees and agents shall use, the proceeds of any purchase of a Participation hereunder (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
3.    Joinders.
3.1    Joinder of JPMorgan Chase Bank, N.A.
(i)    Appointment of JPMorgan Chase Bank, N.A. as Purchaser Agent of Chariot Funding LLC’s Purchaser Group. JPMorgan Chase Bank, N.A. hereby agrees to perform the duties and obligations of Purchaser Agent for Chariot Funding LLC’s Purchaser Group. From and after the effective date of this Amendment, JPMorgan Chase Bank, N.A. shall be a Purchaser Agent party to the Agreement for all purposes of the Agreement and the other Transaction Documents, and JPMorgan Chase Bank, N.A. assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchaser Agents contained in the Agreement and the other Transaction Documents.
(ii)    Consent to Joinder. Each of the parties to this Amendment consents to the foregoing joinder of JPMorgan Chase Bank, N.A. as a party to the Agreement, and any otherwise applicable conditions precedent thereto under the Agreement (including, without limitation, Section 1.2 thereof) and the other Transaction Documents (other than as set forth herein) are hereby waived.
3.2    Joinder of Chariot Funding LLC.
(i)    Chariot Funding LLC as a Purchaser. From and after the effective date of this Amendment, Chariot Funding LLC shall be a Purchaser party to the Agreement for all purposes thereof and of the other Transaction Documents with a Maximum Commitment of [*], and Chariot Funding LLC assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Purchasers contained in the Agreement and the other Transaction Documents.
(ii)    Consent to Joinder. Each of the parties to this Agreement consents to the foregoing joinder of Chariot Funding LLC as a party to the Agreement, and any otherwise applicable conditions precedent thereto under the Agreement and the other Transaction Documents (other than as set forth herein) are hereby waived.
3.3    Addresses. The address for notices for JPMorgan Chase Bank, N.A. and Chariot Funding LLC shall be as follows:
JPMorgan Chase Bank, N.A.
10 South Dearborn Street, 13th Floor
Chicago, IL  60603
Attention:  Alan English
Tel:  (312) 732-7985
Fax:  (312) 377-0490
Email:  alan.p.english@jpmorgan.com; kyle.b.sneed@jpmorgan.com; cameron.milligan@jpmorgan.com; ABS.Treasury.Dept@jpmorgan.com

3.4    Initial Investment by Chariot Funding LLC; Rebalancing of Investments.
On December 18, 2014, the Seller shall be deemed to have requested a purchase under the Agreement from Chariot Funding LLC and shall apply the proceeds thereof solely to reduce in full the outstanding Investment and Participation of the other Purchasers such that after giving effect to such payments the aggregate Investment is funded by all Purchaser Groups on a pro rata basis based on their Maximum Commitments as a percentage of the Maximum Amount.
4.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
5.    Effectiveness. This Amendment shall become effective upon (i) the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, (ii) the receipt by JPMorgan Chase Bank, N.A. of its upfront fee payable under the fee letter, (iii) receipt by the Purchaser Agents of a corporate opinion for the Seller in form and substance acceptable to them and (iv) the receipt by the Purchaser Agents of an opinion addressing certain matters under the so-called “Volcker Rule” in form and substance acceptable to them.
6.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
10.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ James E. Money
Name: James E. Money, II
Title: CFO & Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer

By: /s/ James E. Money
Name: James E. Money, II
Title: CFO & Treasurer

AFC
S-1 Amendment No. 3 to Fifth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser
Agent for Fairway Finance Company, LLC and as
Agent

By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC
S-2 Amendment No. 3 to Fifth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser and Purchaser Agent for itself

By: /s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

By: /s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

AFC
S-3 Amendment No. 3 to Fifth A&R RPA

BMO HARRIS BANK, N.A., as Purchaser and Purchaser Agent for itself
By: /s/ Scott M. Ferris
Name: Scott M. Ferris
Title: Managing Director

FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself

By: /s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Director

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC

By: /s/ George S. Wilkins
Name: George S. Wilkins
Title: Managing Director

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-
fact

By: /s/ George S. Wilkins
Name: George S. Wilkins
Title: Managing Director

AFC
S-4 Amendment No. 3 to Fifth A&R RPA

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Rebecca Polak
Name: Rebecca Polak
Title: EVP, General Counsel and Secretary

AFC
S-5 Amendment No. 3 to Fifth A&R RPA